HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                                   HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                                           HV-6778 - Premier Innovations(SM) (Series II)

333-151805                                           HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated March 4, 2014 to your Prospectus

FUND NAME CHANGE

THE HARTFORD BALANCED ALLOCATION FUND - CLASS R4

Effective on or about May 30, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Balanced Allocation Fund - Class R4	Hartford Moderate Allocation Fund - Class R4

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.